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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: NOVEMBER 14, 2002
               Date of Earliest Event Reported: NOVEMBER 14, 2002

                      LIBERTY SATELLITE & TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-21317                                84-1299995
     (Commission File Number)          (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

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ITEM 9. REGULATION FD DISCLOSURE.

On November 14, 2002, Liberty Satellite & Technology, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying such report was a certification by the Acting President and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, adopted as Section 906 of the Sarbanes-Oxley Act of 2002. A copy of such certification is attached hereto as Exhibit 99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002

                                        LIBERTY SATELLITE & TECHNOLOGY, INC.


                                        By: /s/ Kenneth G. Carroll
                                            --------------------------------
                                            Name:  Kenneth G. Carroll
                                            Title: Acting President and
                                                   Chief Financial Officer

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                                  Exhibit Index

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
Exhibit
Number    Description
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
  99.1 Statement under oath of the acting principal executive officer and chief financial officer of Liberty Satellite & Technology, Inc. regarding facts and circumstances relating to Exchange Act filings.

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